PARAMETRIC COMMODITY STRATEGY FUND

Supplement to Prospectus dated May 1, 2020

1.	Effective immediately, the following replaces the first paragraph under “Principal Investment Strategies ” in “Fund Summary”:

The Fund invests primarily in commodity-linked derivative instruments backed by a portfolio of fixed-income securities. The Fund’s portfolio of fixed-income securities is generally comprised of U.S. Treasury securities and money market instruments. The Fund may also invest in an affiliated investment company that invests in money market instruments. The average portfolio duration of the Fund’s fixed-income portfolio will vary and under normal market conditions is not expected to exceed one year. Commodity-linked derivative instruments include commodity index-linked swap agreements, futures, and commodity linked notes, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) with the same investment objective and principal investment strategies as the Fund.

2.	Effective immediately, the following is added before “Cash and Money Market Instruments.” in “Investment Objective & Principal Policies and Risks”:

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index, a measure of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates (i.e. the rate of interest after allowing for inflation). If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

October 27, 2020	36854 10.27.20